SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2025

BESTGOFER, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-56485	82-5296245
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

10 Nisan Beck St.

Jerusalem, Israel 91034

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (972) 03-9117987

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K (this “Amendment”) amends the Current Report on Form 8-K of BestGofer, Inc. (the “Company”) originally filed with the Securities and Exchange Commission on October 29, 2025 (the “Original Report”), which reported under Item 2.01 the completion of the Company’s acquisition of Liberty Home Inspection Services LLC (“LHIS”) on August 31, 2025. This Amendment is filed solely to provide the financial statements of the business acquired and the pro forma financial information required by Item 9.01 of Form 8-K, which were not included in the Original Report. Except as set forth herein, no other changes are made to the Original Report, and this Amendment does not otherwise update the disclosures contained in the Original Report.

Item 9.01Financial Statements and Exhibits

(a)Financial Statements of Business Acquired.

The audited financial statements of Liberty Home Inspection Services LLC as of and for the year ended November 30, 2024, together with the report of the independent auditor thereon, and the unaudited condensed financial statements of LHIS as of August 31, 2025 and for the nine months then ended, are filed as Exhibit 99.1 hereto and incorporated herein by reference.

(b)Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company giving effect to the acquisition of LHIS is filed as Exhibit 99.2 hereto and incorporated herein by reference.

(d)Exhibits.

Exhibit No.	Description

23.1	Consent of GreenGrowth CPAs, independent auditor of Liberty Home Inspection Services LLC

99.1

Audited financial statements of Liberty Home Inspection Services LLC as of and for the year ended November 30, 2024, and unaudited interim financial statements as of and for the nine months ended August 31, 2025

99.2	Unaudited pro forma condensed combined financial information

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BestGofer, Inc.

Date:	August 18, 2026	By:	/s/ Mohammad Hasan Hamed
		Name:	Mohammad Hasan Hamed
		Title:	Chief Executive Officer